UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2011

Waste2Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-151108	26-2255797
(State of Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

217 First Street

Neptune, Beach Florida 32266

(Address of principal executive offices) (zip code)

(904)435-5148

 (Registrant’s telephone number, including area code)

Copies to:

N/A

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective as of May 31, 2011, Ascot Environmental Limited (“AEL”), UK Capital Ventures Holdings Limited (“UCVHL” and together with AEL the “Purchaser”), Waste2Energy Group Holdings PLC (“WGH”), and Waste2Energy Technologies International Limited (“WTIL” and together with WGH, the “Supplier”) entered into an Addendum and Amendment to Master Supply Agreement (the “Amendment”) to amend the Master Supply Agreement entered by these parties on March 14, 2010.  WGH and WTIL are affiliates of Waste2Energy Holdings, Inc.

Pursuant to the Amendment, the provisions of Section 4 of the Master Supply Agreement relating to Purchaser’s exclusive license and right to sell operate and own supply on behalf of the Supplier shall be changed to include all Purchasers of cBOS systems in the UK and Ireland.  Additionally, Waste2Energy Engineering Limited was removed as party to the Master Supply Agreement due to its liquidation.   Recital E added that Supplier shall provide £330,000 into the escrow account of Supplier’s attorney which will be drawn by Purchaser on the June 30, 2011 in the amount of £165,000 and an additional payment on July 31, 2011 in the amount of £165,000 for the completion and satisfaction of all obligations under the Dargavel Contract guarantee for the Scotgen Waste to energy Plant.

Pursuant to the Amendment, Section 8.11 of the Master Supply Agreement was amended by that the Supplier or any of its associated or related companies agreed that for the duration of the Master Supply Agreement not to sell cBOS tm Gasification Trains or other specified equipment within the Master Supply Agreement to any third party for use in the UK or Ireland. Section 4.1 was also modified by adding “purchased from the Supplier at any site within the UK or Ireland as part of the design, build and operation of Waste Facilities.”

Schedule 3 was also modified by adding —Schedule of Charges Commission- in order to reflect the exclusivity granted the Purchaser shall pay to the Supplier a 2.5% commission on the supply order placed by the Purchaser stated within the payment structure already specified.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K and incorporated into this Item by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Addendum and Amendment to Master Supply Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE2ENERGY HOLDINGS, INC.

Dated: June 7, 2011	By:	/s/ John J. Murphy
John J. Murphy
Interim President and Chief Executive Officer

EXHIBIT INDEX

(d) Exhibits

Exhibit
Number	Description

99.1	Addendum and Amendment to Master Supply Agreement